UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2024

GPB Automotive Portfolio, LP

(Exact name of registrant as specified in its charter)

Delaware	000-56285	35-2484347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Highline Management, Inc.
55 Old Field Point Road, Suite 1 East Greenwich, CT	06830
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (877) 489-8484

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03	Bankruptcy or Receivership.

On December 8, 2023, the U.S. District Court for the Eastern District of New York (the “Court”) entered an order (the “Receivership Order”), in response to a motion filed by the U.S. Securities and Exchange Commission, appointing Joseph T. Gardemal III as the receiver (“Receiver”) over GPB Capital Holdings, LLC (“GPB”), GPB managed partnerships (including GPB Automotive Portfolio, LP (the “Partnership”)), and certain GPB affiliated entities, including Highline Management, Inc. (collectively, the “Receivership Entities”). Mr. Gardemal previously served as the Court-appointed monitor in this matter.

Implementation of the receivership (the “Receivership”) and Receivership Order was stayed by order of the Court while certain of the defendants in the case that led to the Receivership being created appealed the Receivership Order. However, on December 3, 2024, the U.S Court of Appeals for the Second Circuit affirmed the Court’s Receivership Order and lifted the stay, and the Receivership took effect.

Pursuant to the Receivership Order, the Court has taken exclusive jurisdiction and possession of all assets of Highline Management Inc. (“Highline”), GPB, and certain other Receivership Entities, and the Court has appointed Mr. Gardemal to serve as Receiver for the receivership estate of Highline, GPB, and the other Receivership Entities.

Under the Receivership Order, the Receiver has all powers, authorities, rights, and privileges heretofore possessed by Highline, GPB, and the other Receivership Entities, and by any officers, directors, managers, managing members, and general and limited partners of Highline, GPB, and the other Receivership Entities, under applicable state and federal law and/or by the governing charters, by-laws, articles, and/or agreements, in addition to all powers and authority of a receiver at equity and all powers conferred upon a receiver by 28 U.S.C. §§ 754, 959, and 1692 and by Federal Rule of Civil Procedure 66. Further, the Receivership Order suspends all powers of any and all officer, directors, managers managing members, general and limited partners, employees, investment advisers, accountants, attorneys and other agents and advisers of the Receivership Entities, except to the extent as may thereafter be granted by the Receiver.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth above under Item 1.03 is incorporated in this Item 5.02.

In connection with the implementation of the Receivership Order, each of Walter Bishop and Jane Kanter ceased to serve as directors of Highline.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GPB Automotive Portfolio, LP

Date: December 5, 2024	By:	/s/ Robert Chmiel
	Name:	Robert Chmiel
	Title:	Chief Executive Officer